UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

The Marygold Companies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41318	90-1133909
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

120 Calle Iglesia

Unit B

San Clemente, CA 92672

(Address of principal executive offices and zip code)

(949) 429-5370

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MGLD	NYSE American LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 8, 2024, The Marygold Companies, Inc., a Nevada corporation (“Company”), held its 2024 Annual Meeting of Stockholders (“Annual Meeting”). Shares of the Company’s outstanding voting stock entitled to cast an aggregate of 33,946,709 votes at the Annual Meeting were represented in person or by valid proxy at the Annual Meeting. At the Annual Meeting, our stockholders voted on the following three proposals and cast their votes as described below. For more information about the following proposals, see our proxy statement, dated September 23, 2024, the relevant portions of which are incorporated herein by reference thereto.

1. Election of Directors. The individuals listed below were elected to serve as directors of the Company for a term of one year or until his or her successor is duly elected and qualified, or until his or her prior death, resignation or removal. The vote totals for each of these individuals is set forth below:

Directors	For	Against	Abstained	Broker Non-Votes
Nicholas D Gerber	33,946,563	146	0	0
David W. Neibert	33,946,563	146	0	0
Scott Schoenberger	33,940,328	6,381	0	0
James Alexander	33,946,563	146	0	0
Matt Gonzalez	33,907,789	38,920	0	0
Erin Grogan	33,946,563	146	0	0
Joya Delgado Harris	33,946,563	146	0	0
Derek Mullins	33,946,546	146	0	0

2. Advisory Vote on Named Executive Officer Compensation. Stockholders approved, on a non-binding, advisory vote basis, the compensation paid to the Company’s named executive officers for 2024. The vote totals were

For	Against	Abstained
33,945,395	1,309	5

3. Advisory Vote on the Frequency of Stockholder Advisory Vote of Compensation Paid to Named Executive Officers. Stockholders approved, on a non-binding, advisory vote basis, the frequency of the stockholder advisory vote on the approval of compensation paid to the Company’s named executive officers.

For Every One (1) Year	For Every Two (2) Years	For Every Three (3) Years	Abstained
5,623,151	13	28,323,398	147

Based on these results, and consistent with the recommendations of the Company’s Board of Directors (“Board”), the Board has determined that the Company will hold an advisory vote on executive compensation every three (3) years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 12, 2024	THE MARYGOLD COMPANIES, INC.

		By:	/s/ Nicholas Gerber
Nicholas Gerber
Chief Executive Officer (Principal Executive Officer)